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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) June 17, 1997


                       Advanta Mortgage Loan Trust 1997-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




       New York                    333-21265-02             Application Pending
----------------------------       ------------             -------------------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)



  c/o Advanta Mortgage Conduit                                    92127
         Services, Inc.                                         ---------
    Attention: Milton Riseman                                   (Zip Code)
    16875 West Bernardo Drive
      San Diego, California
      (Address of Principal
       Executive Offices)



        Registrant's telephone number, including area code (619) 674-1800

                                    No Change
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


-------------------------------------------------------------------------------


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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         Advanta Mortgage Conduit Services, Inc. registered issuances of up to $2,200,000,000 principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-21265-02 (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1997-2 (the "Registrant" or the "Trust") issued approximately $700,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1997-2 (the "Certificates"), on June 17, 1997 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statements.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of June 1, 1997, between Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as master servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of ten classes, the Class A-1 Fixed Rate Certificates ("Class A-1 Certificates"), Class A-2 Fixed Rate Certificates ("Class A-2 Certificates"), Class A-3 Fixed Rate Certificates ("Class A-3 Certificates"), Class A-4 Fixed Rate Certificates ("Class A-4 Certificates"), Class A-5 Fixed Rate Certificates ("Class A-5 Certificates"), Class A-6 Adjustable Rate Certificates ("Class A-6 Certificates") and Class A-7IO Certificates (collectively, the "Class A Certificates"), Class M-1 Fixed Rate Certificates (the "Class M-1 Certificates"), Class M-2 Fixed Rate Certificates (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), Class B-1 Fixed Rate Certificates (the "Class B Certificates" and collectively with the Class A Certificates and the Mezzanine Certificates, the "Offered Certificates") and Class R Certificates (Residual Interest) (the "Class R Certificates"). The Offered Certificates and the Class R Certificates are together referred to herein as the "Certificates." The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.



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         The assets of the Trust initially will include two investment pools
(each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A Certificates (other than the Class A-6 Adjustable Rate Certificates), and the Mezzanine Certificates represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Class A-6 Adjustable Rate Certificates represent undivided ownership interests in a group of adjustable rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position.

         Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof.

         The Class A-1 Certificates have an aggregate principal amount of $165,800,000. The Class A-2 Certificates have an aggregate principal amount of $109,900,000. The Class A-3 Certificates have an aggregate principal amount of $10,500,000. The Class A-4 Certificates have an aggregate principal amount of $44,445,000. The Class A-5 Certificates have an aggregate principal amount of $36,855,000. The Class A-6 Certificates have an aggregate principal amount of $280,000,000. The Class M-1 Certificates have an aggregate principal amount of $13,650,000. The Class M-2 Certificates have an aggregate principal amount of $24,150,000. The Class B-1 Certificates have an aggregate principal amount of $14,700,000. No principal payments are distributed with respect to the Class A-7IO Certificates. Interest will be distributed and calculated on the basis of a notional principal balance ("Notional Principal Balance") of the Class A-5 Certificates.

         As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated March 10, 1997 and the Prospectus Supplement dated May 22, 1997 filed pursuant to Rule 424(b)(5) of the Act on June 3, 1997.

         Item 7. Financial Statements, Pro Forma
                 Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:




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         1.1 Underwriting Agreement, dated May 22, 1997 between Advanta Mortgage
Conduit Services, Inc. and Morgan, Stanley & Co. Incorporated, as representative of the Underwriters (the "Representative").

         4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer, and Bankers Trust Company of California, N.A., as Trustee.

         4.2 Master Loan Transfer Agreement, dated as of June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta National Bank, USA, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast and Advanta Mortgage Conduit Services, Inc., Advanta Finance Corp., Advanta Conduit Receivables, Inc. (collectively, the "Affiliated Originators"), and Bankers Trust Company of California, N.A., as trustee.

         4.3 Conveyance Agreement dated as of June 17, 1997 among the Affiliated Originators and Advanta Mortgage Conduit Services, Inc, as Sponsor.

         4.4 Advanta Mortgage Holding Company Guaranty.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ADVANTA MORTGAGE LOAN TRUST 1997-2

                                        By:   Advanta Mortgage Conduit Services,
                                              Inc., as Sponsor


                                              By: /s/ Mark T. Dunsheath
                                                 ------------------------------

                                              Name:  Mark T. Dunsheath
                                              Title: Vice President



Dated:  July 2, 1997



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                                  EXHIBIT INDEX

Exhibit No.   Description


    1.1 Underwriting Agreement, dated May 22, 1997 between Advanta Mortgage Conduit Services, Inc. and the Representative.

    4.1 Pooling and Servicing Agreement, dated as of June 1, 1997, between Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta Mortgage Corp. USA, as master servicer and Bankers Trust Company of California, N.A., as Trustee.

    4.2 Master Loan Transfer Agreement, dated as of June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as sponsor, Advanta National Bank, USA, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast and Advanta Mortgage Conduit Services, Inc., Advanta Conduit Receivables, Inc. (collectively, the "Affiliated Originators"), and Bankers Trust Company of California, N.A., as trustee.

    4.3 Conveyance Agreement dated as of June 17, 1997 among the Affiliated Originators and Advanta Mortgage Conduit Services, Inc, as Sponsor.

    4.4       Advanta Mortgage Holding Company Guaranty.